UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 7, 2015 (December 22, 2014)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.

(Exact Name of Company as Specified in its Charter)

MARYLAND	001-36742	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 7.01	Regulation FD Disclosure.

On December 22, 2014, one of Newtek Business Services Corp.’s (the “Company”) wholly-owned portfolio companies, Small Business Lending, Inc. (“SBL”), entered into a new contract (the “New Agreement”) with the Federal Deposit Insurance Corporation (“FDIC”), pursuant to which SBL will continue to provide the same or similar loan servicing and consulting services to the FDIC for United States Small Business Administration, United States Department of Agriculture and other loans acquired by the FDIC from failed banks, as it did under its previous contract with the FDIC (the “Original Agreement”). Based on the mutually beneficial relationship experienced by both parties over the last five (5) years under the Original Agreement, each of SBL and the FDIC decided to extend the relationship under the New Agreement. SBL will continue as the contractor assisting the FDIC in the orderly take over, management, servicing and liquidation of these loans acquired by it as receiver or conservator for failed financial institutions. The New Agreement has an initial term of three (3) years, with an option in favor of the FDIC for two (2) additional three (3) year terms and one (l) additional one year term, for a total period of performance of up to ten (10) years.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: January 7, 2015	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer